Execution Copy

AMENDMENT AGREEMENT

    AMENDMENT AGREEMENT, dated as of June 4, 1996, by and among GE Capital Consumer Card Co. ("GE Bank"), Federated Department Stores, Inc. ("FDS"), FDS National Bank ("FDS Bank"), Macy's East, Inc. ("Macy's East"), Macy's West, Inc. ("Macy's West"), Bullock's, Inc. ("Bullock's"), Broadway Stores, Inc. ("Broadway"), FACS Group, Inc. ("FACS") and MSS-Delaware, Inc. ("MSS").

    WHEREAS, the parties hereto are party to an Amended and Restated Credit Card Program Agreement dated as of June 4, 1996 (the "Agreement").

    WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

    NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The definition of "Net Write-Offs" set forth in Article I of the Agreement is hereby deleted and replaced in its entirety with the following:

            "Net Write-Offs" means, with respect to any period, (a) the aggregate GE/Macy's Account Balances written-off as losses during such period, less (b) any unpaid finance charges and fees (other than agency and attorneys' fees) on such Account Balances during such period, less (c) the aggregate amount recovered with respect to previously written-off GE/Macy's Account Balances (net of finance charge and fee recoveries and net of agency fees and commissions) during such period.

        2. Except as otherwise amended hereby the Agreement shall remain unchanged and in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have entered into this Amendment Agreement as of the day and year first above written.

GE CAPITAL CONSUMER CARD CO.

By: /s/ Kevin Knight

Name: Kevin Knight

Title: Executive Vice President

FEDERATED DEPARTMENT STORES, INC.

By: /s/ Ronald W. Tysoe

Name: Ronald W. Tysoe

Title: Vice Chairman & CFO

FDS NATIONAL BANK

By: /s/ Jack Brown

Name: Jack Brown

Title: President

MACY'S EAST, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

MACY'S WEST, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

BULLOCK'S, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

BROADWAY STORES, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

FACS GROUP, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

MSS-DELAWARE, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President